UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 29, 2023

McEWEN MINING INC.

(Exact name of registrant as specified in its charter)

Colorado (State or other jurisdiction of incorporation or organization)	001-33190 (Commission File Number)	84-0796160 (I.R.S. Employer Identification No.)

150 King Street West, Suite 2800

Toronto, Ontario, Canada  M5H 1J9

(Address of principal executive offices)  (Zip Code)

Registrant’s telephone number including area code:  (866) 441-0690

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐        Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐        Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐        Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐        Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	MUX	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As disclosed below under Item 5.07, McEwen Mining Inc. (the “Company”) held its annual meeting of shareholders on June 29, 2023, at which the shareholders of the Company approved, among other things, proposals to amend the Company’s Second Amended and Restated Articles of Incorporation to increase the number of shares of preferred stock authorized to be issued from 2 to 10,000,000 and to increase the total authorized shares accordingly (the “Increase in Authorized Preferred Capital Amendment”).

Pursuant to that authority, effective June 30, 2023, the Company filed with the Secretary of State of the State of Colorado Articles of Amendment to the Second Amended and Restated Articles of Incorporation that served to effect the Increase in Authorized Preferred Capital Amendment.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On June 29, 2023, the Company held its annual meeting of shareholders. Of the 47,427,584 shares outstanding and entitled to vote at the meeting, 24,913,355 shares were voted, or approximately 52.53% of the outstanding shares entitled to vote.

At the annual meeting, the shareholders: (i) elected the seven individuals nominated to serve as directors; (ii) authorized and approved the Increase in Authorized Preferred Capital Amendment; and (iii) ratified the appointment of Ernst & Young LLP (“EY”) as the Company’s independent registered public accounting firm for the year ending December 31, 2023.

Proposal 1

Election results for the directors nominated at the meeting are as follows:

	Shares Voted
Name of Nominee	For	Withheld	Broker Non- Votes
Robert R. McEwen	16,350,537	272,916	8,289,902
Allen V. Ambrose	15,829,053	794,400	8,289,902
Ian Ball	16,252,313	371,140	8,289,902
Richard W. Brissenden	16,271,277	352,176	8,289,902
Robin E. Dunbar	16,130,643	492,810	8,289,902
Merri Sanchez	16,090,302	533,151	8,289,902
William M. Shaver	16,228,570	394,883	8,289,902

Proposal 2

Election results for the proposal for the Increase in Authorized Preferred Capital Amendment are as follows:

For	Against	Abstain	Broker Non-Votes
10,473,353	6,043,434	106,666	8,289,902

Proposal 3

Election results for the ratification of the appointment of EY as the independent registered public accounting firm for the year ending December 31, 2023, are as follows:

For	Against	Abstain	Broker Non-Votes
24,633,031	125,598	154,726	0

Item 7.01	Regulation FD Disclosure

At the annual meeting, the Company’s senior management made a presentation on the Company’s business, exploration, development efforts, and financial results and condition. A copy of the PowerPoint slides used in connection with the presentation is furnished with this report as Exhibit 99.1.

The information furnished under this Item 7.01, including the exhibit, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by reference to such filing.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits. The following exhibits are filed or furnished with this report:

3.1	Articles of Amendment to the Second Amended and Restated Articles of Incorporation

99.1	PowerPoint slides dated June 29, 2023

104	Cover Page Interactive Data File – the cover page XBRL tags are embedded within the Inline XBRL document (contained in Exhibit 101)

SIGNATURE

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

McEWEN MINING INC.

Date: July 3, 2023	By:	/s/ Carmen Diges
Carmen Diges, General Counsel

4